EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF PENOLA INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Penola Inc. for the quarter ended November 30, 2012, the undersigned, Lena Gencarelli, President and Chief Executive Officer of Penola Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended November 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended November 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of Penola Inc.

Date: January 14, 2013	/s/ Lena Gencarelli
Lena Gencarelli
President and Chief Executive Officer, and
principal financial officer and principal accounting officer